UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

IMAGO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40604	45-4915810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

329 Oyster Point Blvd., 3rd Floor

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 529-5055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMGO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2021, the Board of Directors of Imago BioSciences, Inc. (“Imago”) elected Laurie Keating to Imago’s Board of Directors. The Board of Directors has determined that Ms. Keating will serve on the Audit Committee.

Pursuant to the Imago’s non-employee director compensation program, as a non-employee director, Ms. Keating will receive (i) a $40,000 annual retainer for her service on the Board, prorated for the remainder of 2021, (ii) a $7,500 annual retainer for her service as member of the Audit Committee, prorated for the remainder of 2021, (iii) an automatic initial grant of a stock option to purchase 23,809 shares of Common Stock under the Company’s 2021 Equity Incentive Plan and (iv) on the date of each annual stockholder meeting, an automatic grant of a stock option to purchase 11,904 shares of Common Stock under the Company’s 2021 Equity Incentive Plan. The foregoing description is qualified in its entirety by reference to the text of the Company’s non-employee director compensation program, the form of which was filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 12, 2021.

In addition, Ms. Keating will enter into the Company’s standard indemnification and advancement agreement for directors and executive officers, the form of which was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 12, 2021.

ITEM 7.01.	Regulation FD Disclosure.

On November 18, 2021, Imago issued a press release announcing Ms. Keating’s election to the Board of Directors. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated November 18, 2021.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGO BIOSCIENCES, INC.

Date: November 19, 2021	By:	/s/ Hugh Y. Rienhoff, Jr., M.D.
Hugh Y. Rienhoff, Jr., M.D.
Chief Executive Officer